SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                  Date of Report
                  (Date of earliest
                  event reported):              November 11, 2003
                                                -----------------



                             FARO TECHNOLOGIES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Florida                      0-23081                     59-3157093
--------------------         ---------------------         --------------------
  (State or other               (Commission File               (IRS Employer
  jurisdiction of                   Number)                 Identification No.)
   incorporation)


                  125 Technology Park, Lake Mary, Florida 32746
     ----------------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (407) 333-9911
                       ----------------------------------
                         (Registrant's telephone number)



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ITEM 5.      OTHER EVENTS.

            On November 11, 2003, FARO Technologies, Inc. (the "Company") agreed to sell 1,158,000 shares of the Company's common stock (the "Company Shares") and two of the Company's founders (the "Selling Shareholders") agreed to sell 772,000 shares of the Company's common stock (the "Selling Shareholder Shares" and together with the Company Shares, the "Shares") to certain institutional investors (collectively, the "Investors") at a price of $21.50 per share in a private placement for an aggregate purchase price of $41,495,000 (collectively, the "Transaction").

            In connection with the Transaction, the Company and the Selling Shareholders entered into a Securities Purchase Agreement, dated as of November 11, 2003 (a copy of which is filed as an exhibit to this report), with the Investors, who are named on the signature pages thereto, pursuant to which the Company and the Selling Shareholders issued and sold the Shares to the Investors. The Company also entered into a Registration Rights Agreement, dated as of November 11, 2003 (a copy of which is filed as an exhibit to this report), with the Investors, pursuant to which the Company agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Shares by the Investors. The Shares have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from registration requirements. Any offering of the Shares under the resale registration statements will be made only by means of a prospectus.

                  On September 17, 2003, the Company also entered into a loan agreement with SunTrust Bank for a line of credit of $5 million. As of the date of this report, the Company had not drawn on this line of credit.


Forward Looking Statements
--------------------------

            This report contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties, such as statements about our plans, objectives, projections, expectations, assumptions, strategies, or future events. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as "may," "believes," "anticipates," "expects," "intends," "plans," "seeks," "estimates," "will," "should," "could," and similar expressions or discussions of our strategy or other intentions identify forward-looking statements. Other written or oral statements, which constitute forward-looking statements, also may be made by the Company from time to time. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements.



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

            Factors that could cause actual results to differ materially from what is expressed or forecasted in forward-looking statements include, among others, the following:

            *   our inability to further penetrate our customer base;
            * development by others of new or improved products, processes or technologies that make our products obsolete or less competitive;
            * our inability to maintain our technological advantage by developing new products and enhancing our existing products;
            * the cyclical nature of the industries of our customers and the financial condition of our customers;
            * the inability to protect our patents and other proprietary rights in the United States and foreign countries and the assertion of infringement claims against us;
            * fluctuations in our annual and quarterly operating results as a result of a number of factors;
            * the inability of our products to displace traditional measurement devices and attain broad market acceptance;
            * the impact of competitive products and pricing in the CAM2 market and the broad market for measurement and inspection devices;
            * risks associated with expanding international operations, such as fluctuations in currency exchange rates, difficulties in staffing and managing foreign operations, political and economic instability, and the burdens of complying with a wide variety of foreign laws and labor practices;
            *   the loss of Simon Raab or Greg Fraser or other key personnel;
            * our inability to identify, consummate, or achieve expected benefits from acquisitions;
            *   the failure to effectively manage our growth;
            * the loss of a key supplier and the inability to find a sufficient alternative supplier in a reasonable period or on commercially reasonable terms; and
            * the failure to consummate the private placement of our common stock.

            Forward-looking statements in this report represent the Company's judgment as of the date of this report. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  4.1 Registration Rights Agreement, dated November 11, 2003, by and among FARO Technologies, Inc. and the investors named on the signature pages thereto.

                  10.1 Securities Purchase Agreement, dated November 11, 2003, by and among the Company, Xenon Research, Inc., a Florida corporation, and Gregory A. Fraser, and the investors named on the signature pages thereto

                  10.2 Loan Agreement, dated as of September 17, 2003, by and between FARO Technologies, Inc. and SunTrust Bank.





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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FARO TECHNOLOGIES, INC.



Date:  November 13, 2003                By:      /s/ Gregory A. Fraser
                                           -------------------------------------

                                               Name:  Gregory A. Fraser
                                               Title:  Executive Vice President,
                                               Secretary, and Treasurer







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




                             FARO TECHNOLOGIES, INC.
                             -----------------------

                                  EXHIBIT INDEX



Exhibit
Number        Description
-------       -----------

4.1 Registration Rights Agreement, dated November 11, 2003, by and among FARO Technologies, Inc. and the investors named on the signature pages thereto.

10.1 Securities Purchase Agreement, dated November 11, 2003, by and among the Company, Xenon Research, Inc., a Florida corporation, and Gregory A. Fraser, and the investors named on the signature pages thereto

10.2 Loan Agreement, dated as of September 17, 2003, by and between FARO Technologies, Inc. and SunTrust Bank.








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